UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2025
Intensity Therapeutics, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41109	46-1488089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Enterprise Drive, Suite 430 Shelton, CT	06484-4779
(Address of Principal Executive Offices)	(Zip Code)
(203) 221-7381
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Common Stock, $0.0001 par value per share	INTS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.
On June 11, 2025, Intensity Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and between ThinkEquity LLC (the “Underwriter”) relating to the issuance and sale of an aggregate of 6,675,000 shares (the “Firm Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), to the Underwriter at a price to the public of $0.30 per share (the “Offering”). Pursuant to the terms of the Underwriting Agreement, the Company granted to the Underwriter a 45-day option to purchase up to an additional 1,001,250 shares of Common Stock in the Offering (the “Option Shares” and together with the Firm Shares, the “Shares”). The Underwriter exercised its option in full to purchase the 1,001,250 Option Shares at the public offering price on June 12, 2025. The Offering, including the exercise of the Underwriter’s over-allotment option, closed on June 13, 2025. All of the Shares were sold by the Company. Pursuant to the Underwriting Agreement, the Company also agreed to issue to the Underwriter and/or its designees warrants to purchase up to 383,812 shares of Common Stock (the “Representative’s Warrants”), which equals 5% of the Shares purchased in the Offering, such warrants to be exercisable as set forth in the Representative’s Warrant Agreement attached as Exhibit A to the Underwriting Agreement.
The net proceeds to the Company from the Offering, including the exercise of the Underwriter’s over-allotment option, are approximately $1.9 million after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering for the enrollment of patients and to reach data read out in the INVINCIBLE-4 Study (expected in the first half of 2026), for the treatment of existing patients enrolled in the INVINCIBLE-3 Study (including the supply of drug product, maintenance of the study’s database, and the continued safety monitoring and pharmacovigilance in the study), and for working capital and general corporate purposes
The Shares are being offered and sold pursuant to a prospectus supplement, dated June 11, 2025 (the “Prospectus Supplement”), filed with the Securities and Exchange Commission (“SEC”) on June 12, 2025, and an accompanying base prospectus that forms a part of the Company’s Registration Statement on Form S-3 (File No. 333-280681), which was previously filed with the SEC on July 3, 2024 and declared effective on July 11, 2024.
The Underwriting Agreement contains customary representations, warranties and covenants of the Company and also provides for customary indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates and were solely for the benefit of the parties to such agreement. The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement that is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel to the Company, delivered an opinion as to legality of the issuance and sale of the Shares in the Offering, a copy of which is filed as Exhibit 5.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 3.02.     Unregistered Sales of Equity Securities.
Simultaneously with the closing of the Offering, pursuant to the Underwriting Agreement, the Company agreed to issue to the Underwriter and/or its designees, the Representative’s Warrants to purchase up to 383,812 shares of Common Stock (representing 5% of the aggregate number of Shares sold in the Offering), as a portion of the underwriting compensation payable to the Underwriter in connection with the Offering. The Representative’s Warrants will be exercisable during the period commencing upon issuance during the period commencing upon issuance until the five-year anniversary of the commencement of sales of the Shares in the Offering, at an exercise price per share of $0.375 (which is equal to 125% of the public offering price per share of the Common Stock in the Offering). The Representative’s Warrants have not and will not be registered and included in the Registration Statement or the related prospectus. As a result, the Representative’s Warrants provide for registration rights upon request, in certain cases. The Representative’s Warrants also contain a “cashless exercise” feature that allows the holders to exercise such warrants without a cash payment to the Company upon the terms set forth therein.

The issuance of the Representative’s Warrants and the shares of Common Stock issuable upon exercise of the Representative’s Warrants was made, and will be made, pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.
Item 8.01Other Events.
On June 11, 2025, the Company issued a press release announcing the launch of the Offering, and on June 11, 2025, the Company issued a press release announcing the pricing of the Offering. Copies of the press releases are attached as Exhibits 99.1 and 99.2 hereto, respectively.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements that involve estimates, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements related to the amount of proceeds expected from the Offering. The risks and uncertainties relating to the Company and the Offering include the risks detailed from time to time in the Company’s filings with the SEC, including in its Annual Report on Form 10-K for the year ended December 31, 2024 and the Prospectus Supplement. These documents contain important factors that could cause actual results to differ from current expectations and from the forward-looking statements contained in this Current Report on Form 8-K. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this Current Report on Form 8-K.
Item 9.01Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being filed herewith:

Exhibit No.	Document

1.1	Underwriting Agreement, dated June 11, 2025, by and between the Company and ThinkEquity LLC.

4.1	Form of Representative’s Warrant (included in Exhibit 1.1)

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

99.1	Press Release dated June 11, 2025.

99.2	Press Release dated June 11, 2025.

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intensity Therapeutics, Inc.

Date: June 13, 2025	By:	/s/ Lewis H. Bender
Lewis H. Bender
Chief Executive Officer